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                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549

                                  FORM 8-K

                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


                             FEBRUARY 23, 2000

                              MAIL-WELL, INC.
           (Exact Name of Registrant as Specified in its Charter)

                                  COLORADO
               (State or Other Jurisdiction of Incorporation)

           1-12551                                 84-1250533
    (Commission File Number)          (IRS Employer Identification Number)

              23 INVERNESS WAY EAST, ENGLEWOOD, CO       80112
           (Address of principal executive offices)   (Zip Code)

                                303-790-8023
            (Registrant's telephone number, including area code)


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ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

     Mail-Well, Inc. (the "Registrant") completed its cash tender offer of $20.00 per share for all outstanding shares of common stock of American Business Products (NYSE:ABP), as scheduled, at 12:00 midnight, Eastern Standard Time, on Friday, February 18, 2000. Mail-Well, through its indirect, wholly owned subsidiary making the offer, has accepted for purchase all shares validly tendered and not withdrawn prior to the expiration of the offer. Based on information provided by American Securities Transfer & Trust, Inc. as depositary, approximately 13.5 million shares of American Business Products were acquired by Mail-Well out of the approximately 14.8 million shares currently outstanding. Approximately 1.3 million shares remained untendered as of the expiration of the tender offer.

     As a result of the offer, Mail-Well acquired more than 90% of American Business Products' outstanding shares, thereby permitting the second step of the acquisition without a meeting of American Business Products' stockholders. Each share of American Business Products not previously purchased in the tender offer has been converted into the right to receive $20.00 in cash pursuant to a merger with a subsidiary of Mail-Well. The merger was completed on Tuesday, February 22, 2000.

     The funds used to acquire ABP came from draws under a new senior secured credit facility syndicated through Bank of America.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (a) Financial statements of business acquired. To be filed by amendment hereto not later than May 6, 2000.

     (b) Pro forma financial information. To be filed by amendment hereto not later than May 6, 2000.

     (c)  Exhibits.

          2. Agreement and Plan of Merger by and among American Business Products, Inc., Mail-Well, Inc. and Sherman Acquisition Corporation dated January 13,2000-- incorporated by reference from Exhibit (c) (1) to the Registrant's Tender Offer Statement on Schedule 14D-1 filed with the commission on January 21, 2000.

     The Registrant undertakes to furnish supplementally to the Commission upon request a copy of any omitted schedule to the foregoing Exhibit.

                             SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    Mail-Well, Inc.
                                    ---------------
                                     (Registrant)


                                By: /s/ Gary H. Ritondaro
                                    ----------------------------------------
                                    Gary H. Ritondaro, Senior Vice President
                                    and Chief Financial Officer

Date:  February 23, 2000



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                           EXHIBIT INDEX


     (c) 2. Agreement and Plan of Merger by and among American Business Products, Inc., Mail-Well, Inc. and Sherman Acquisition Corporation dated January 13, 2000-- incorporated by reference from Exhibit (c) (1) to the Registrant's Tender Offer Statement on Schedule 14D-1 filed with the commission on January 21, 2000.